UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 7, 2012

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On August 7, 2012, Our Executive Vice President, Walter Speck, acquired a controlling interest in our Company whereby he purchased 7,000,000 shares of our Class B Convertible Preferred Stock from our CFO and former Director, Nikolay Frolov, for cash consideration of $50,000 from Mr. Speck’s personal funds. By virtue of this purchase, Mr. Speck owns 7,500,000 shares of our Class B Convertible Preferred Stock, out of 8,000,000 shares outstanding. This, and entitles him to 1,000 votes for each share owned, or 7,500,000,000, votes, which effectively provides Mr. Speck with complete voting control over all shareholder matters related to our Company. There are currently 9,580,372 shares of common stock issued and outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On August 8, 2012, our Board of Directors appointed our Chief Executive Officer and President, Gary Easterwood, age 48, to the position of Director to fill an existing vacancy. Mr. Easterwood has been an Information Technology Manager and is a seasoned Project Manager with fifteen years of experience in planning, development, and implementing technology solutions to facilitate corporate growth.  He has a BS degree from the University of Houston and has worked for companies such as Exxon Mobil (IT Program Manager-GIS Engineering and Design), Shell Chemical USA (Senior IT Project Manager) and Enron Corporation (SCADA/LAN Manager).  Mr. Easterwood does not now serve, nor has he ever served, as an officer or director of any other company required to file reports with the Securities and Exchange Commission.

On August 8, 2012, the Board of Directors appointed our Executive Vice President, Walter Speck, age 59, to the position of Director to fill an existing vacancy. Mr. Speck has more than thirty years of experience in the oil and gas industry with extensive experience in program, project, and technical management.  He is a certified Project Management Professional, and a member of the Project Management Institute. He attended Angelo State University and has an Associate degree in Electronic Engineering from Cisco Junior College. Mr. Speck does not now serve, nor has he ever served, as an officer or director of any other company required to file reports with the Securities and Exchange Commission.

On August 8, 2012, Nikolay Frolov resigned from the position of Director of our Company without disagreement. Mr. Frolov will remain the CFO of our Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit Number	Description
17	Letter of Consent
99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: August 8, 2012	By:	/s/ Gary Easterwood
Name: Gary Easterwood
Title: CEO and President

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